UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

Veritone, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38093	47-1161641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 Arapahoe St., Tower 3, Suite 400 Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 507-1737

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VERI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 14, 2021, pursuant to the terms of the Agreement and Plan of Merger, dated as of July 21, 2021 (the “Merger Agreement”), by and among Veritone, Inc, a Delaware corporation (the “Company”), Pandologic Ltd., a company incorporated under the laws of the state of Israel (“Pandologic”), Melisandra Ltd., a company incorporated under the laws of the State of Israel and a wholly-owned subsidiary of the Company (“Merger Sub”), and Shareholder Representative Services, LLC, a Colorado limited liability company, solely in its capacity as the representative of the Securityholders and COP Participants, the Company completed its acquisition of Pandologic through a merger of Merger Sub with and into Pandologic (the “Merger” and together with the other transactions related thereto, the “Transactions”), with Pandologic surviving the Merger as a wholly-owned subsidiary of the Company.  Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement, a copy of which was filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021.

In connection with the closing of the Merger, the Company paid approximately $52.1 million in cash (net of cash acquired and before giving effect to certain adjustments provided for in the Merger Agreement) and issued 1,704,822 shares of its common stock, par value $0.001 per share (“Common Stock”), valued at $20.53 per share (the price per share of Common Stock stipulated by the parties in the Merger Agreement).  As of the Closing Date, and after giving effect to the consummation of the Merger, the Company’s estimated consolidated cash balance was approximately $65.0 million.

The Securityholders and COP Participants are also eligible to receive additional contingent consideration from the Company up to an aggregate amount of $65.0 million (the “Earn-Out Amounts”). The Earn-Out Amounts, which will be paid with a combination of cash and Common Stock, are tied to the financial performance of Pandologic in the fiscal years 2021 and 2022 and are subject to adjustments as set forth in the Merger Agreement.

All shares of Common Stock issued in connection with the Merger were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.  In connection with the Merger, the Company also entered into a Registration Rights Agreement pursuant to which it agreed to file a registration statement to register for resale certain of the shares of Common Stock issued in connection with the Merger, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 and is incorporated herein by reference.

The Merger Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the Company, Pandologic or any of their respective subsidiaries or affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates set forth therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to important qualifications and limitations agreed upon by the parties for the purposes of allocating contractual risk among such parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to such contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of representations and warranties may have changed after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K regarding the issuance of shares of Common Stock in connection with the Merger is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On September 14, 2021, the Company issued a press release announcing the consummation of the Merger.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K, and the press release attached as an exhibit hereto and incorporated by reference herein, contain forward-looking statements, including, without limitation, the Company’s estimated consolidated cash balance as of the Closing Date, the expectation that the acquisition of Pandologic will be immediately accretive, Pandologic’s expected pro forma financial performance, the expansion of the Company’s addressable market and new revenue streams,  the expected benefits of the acquisition to the Company and its customers, and the anticipated synergies from the transaction.  Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements.  In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements.  Assumptions relating to the foregoing involve judgments and risks with respect to various matters which are difficult or impossible to predict accurately and many of which are beyond the control of the Company.  Certain of such judgments and risks are discussed in the Company’s filings with the Securities and Exchange Commission.  Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, the results contemplated in forward-looking statements may not be realized. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that their objectives or plans will be achieved.  The Company undertakes no obligation to revise the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

The following exhibits are being furnished herewith:

99.1 104	Press Release of Veritone, Inc., dated September 14, 2021. EX-104 - Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2021	Veritone, Inc.

	By:	/s/ Michael L. Zemetra
Michael L. Zemetra
Executive Vice President, Chief Financial Officer and Treasurer